UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 30, 2012

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company

(Exact name of registrant as specified in its charter)

Texas	001-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 30, 2012, Energy Future Holdings Corp. (“EFH Corp.”) and its subsidiaries, Texas Competitive Electric Holdings Company LLC (“TCEH”) and TXU Energy Retail Company LLC (“TXU Energy”), entered into a new TXU Energy Accounts Receivable Securitization Program (“new AR Program”). In connection with the new AR Program, the parties terminated the existing AR Program. Except as described below, the new AR Program is substantially the same as the terminated AR Program. For a description of the terminated AR Program, see Note 9 to EFH Corp.’s Annual Report on Form 10-K for the year ended December 31, 2011 and Note 5 to EFH Corp.’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012.

The material changes incorporated into the new AR Program are as follows:

•	the maturity date of the new AR Program is November 30, 2015, subject to a springing maturity provision pursuant to which the maturity date of the program will be as early as June 11, 2014 if more than $500 million of term or deposit letter of credit loans under the Credit Agreement, dated as of October 10, 2007, as amended, among TCEH, Energy Future Competitive Holdings Company (“EFCH”), the lenders from time to time party thereto, and Citibank, N.A., as administrative agent (the “Credit Agreement”), are outstanding on June 10, 2014 or any day thereafter;

•	the maximum funding amount under the new AR Program is $200 million;

•	the new AR Program includes a financial maintenance covenant that is identical to the financial maintenance covenant contained in the Credit Agreement;

•	TXU Energy will sell all of its accounts receivable to a newly-formed special purpose financing entity, TXU Energy Receivables Company LLC (“TXU SPE”), which is a wholly-owned subsidiary of TCEH; and

•	the subordinated note that the TXU SPE issues to TXU Energy to fund a portion of the purchase price of TXU Energy’s accounts receivable may not exceed 25% of the aggregate pool of accounts receivable.

A copy of each of the First Lien Trade Receivables Financing Agreement and Trade Receivables Sale Agreement that were entered into as part of the new AR Program is attached hereto as Exhibit 10.1 and 10.2, respectively, and each is incorporated herein by reference. The description of the new AR Program above is qualified in its entirety by reference to such agreements.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the new AR Program set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

To facilitate the closing of the new AR Program described above, including the repurchase by TXU Energy of all of its outstanding receivables previously sold under the terminated AR Program and taking into account the cap on the subordinated note under the new AR Program, in November 2012, TCEH borrowed $300 million under its senior secured revolving credit facility (“the “Revolving Credit Facility”). TCEH’s aggregate borrowings under such facility totaled approximately $1.3 billion as of November 30, 2012.

As of November 30, 2012, in addition to the approximately $800 million of available capacity under the Revolving Credit Facility, TCEH had approximately $700 million of cash and cash equivalents and approximately $125 million of available capacity under its senior secured letter of credit facility (the “Letter of Credit Facility”), resulting in aggregate liquidity at TCEH at such date of approximately $1.625 billion. The execution of the new AR Program resulted in a net decrease in aggregate TCEH liquidity at the closing date of approximately $25 million, excluding the payment of transaction fees and expenses.

The Revolving Credit Facility and the Letter of Credit Facility are provided under the Credit Agreement. EFH Corp. has provided information regarding the Credit Agreement in Item 8 of its Annual Report on Form 10-K for the year ended December 31, 2011, and such information is incorporated by reference herein.

Any description of the Credit Agreement is qualified in its entirety by reference to the complete copy of the Credit Agreement filed as Exhibit 10(rr) to EFH Corp.’s Post-Effective Amendment #1 to Form S-4 filed on February 7, 2011, Exhibit 10.1 to EFH Corp.’s Current Report on Form 8-K filed on August 10, 2009, and Exhibit 10.1 to EFH Corp.’s Current Report on Form 8-K filed on April 20, 2011, which complete copy of the Credit Agreement is incorporated by reference herein.

* * * * *

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed in EFH Corp.’s and EFCH’s Annual Report on Form 10-K for the year ended December 31, 2011 and EFH Corp.’s and EFCH’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K. Each of EFH Corp. and EFCH undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	First Lien Trade Receivables Financing Agreement, dated as of November 30, 2012, among TXU ENERGY RECEIVABLES COMPANY LLC, as Borrower, TXU ENERGY RETAIL COMPANY LLC, as Collection Agent, certain Investors, CITIBANK, N.A., as the Initial Bank, and CITIBANK, N.A., as Administrative Agent and as a Group Managing Agent

10.2	Trade Receivables Sale Agreement, dated as of November 30, 2012, among TXU ENERGY RETAIL COMPANY LLC, as Originator, as Collection Agent and as Originator Agent and TXU ENERGY RECEIVABLES COMPANY LLC, as Buyer, and ENERGY FUTURE HOLDINGS CORP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stan J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

/s/ Stan J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

Dated: December 6, 2012